UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2015

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

601 Merritt 7

Norwalk, Connecticut 06851

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: FactSet Research Systems Inc. is filing this Current Report on Form 8-K/A in order to amend its Current Report on Form 8-K, filed on October 16, 2015, and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to the acquisition of the issued and outstanding membership interests of Portware, LLC.

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 21, 2015, FactSet Research Systems Inc. (“FactSet” or the “Company”) agreed to acquire (the “Acquisition”) all of the issued and outstanding membership interests of Portware, LLC (“Portware”) pursuant to a Securities Purchase Agreement by and among FactSet, Long Ridge Equity Partners I, LP, Long Ridge Offshore Subsidiary Holdings, LLC, Portware Investors Parallel Holdings LLC, Portware, Long Ridge Portware Holdings, Inc. and the Individual Sellers (as defined therein).

On October 16, 2015, FactSet filed a Current Report on Form 8-K to report that it had completed the Acquisition for $265 million in cash, less certain adjustments set forth in the Securities Purchase Agreement, including, among others, a customary working capital adjustment. In such Form 8-K, FactSet stated that it would file the financial statements of Portware and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, by amendment as permitted by such Items. The Company is filing this Form 8-K/A to provide such financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

1.

The unaudited condensed consolidated financial statements of Portware, LLC as of and for the eight months ended August 31, 2015, and the related notes, are included as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

2.	The audited consolidated financial statements of Portware, LLC as of and for the year ended December 31, 2014, and the related notes, as required by Item 9.01(a) of Form 8-K are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information, and related notes, as required by Item 9.01(b) of Form 8-K are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)	Not applicable

(d)	Exhibits

23.1	Consent of EisnerAmper LLP, Independent Auditors of Portware, LLC

99.1	Unaudited Condensed Consolidated Financial Statements of Portware, LLC as of and for the eight months ended August 31, 2015

99.2	Audited Consolidated Financial Statements of Portware, LLC as of and for the year ended December 31, 2014

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: December 30, 2015	By:	/s/ Maurizio Nicolelli
Maurizio Nicolelli
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)

Exhibit No.	Description

23.1	Consent of EisnerAmper LLP, Independent Auditors of Portware, LLC

99.1	Unaudited Condensed Consolidated Financial Statements of Portware, LLC as of and for the eight months ended August 31, 2015

99.2	Audited Consolidated Financial Statements of Portware, LLC as of and for the year ended December 31, 2014

99.3	Unaudited Pro Forma Condensed Consolidated Financial Information